ANGEL OAK STRATEGIC CREDIT FUND
Class A | Institutional Class

Supplement to the
Statement of Additional Information (“SAI”) dated May 31, 2019 as supplemented August 27, 2019

August 27, 2019

Effective August 1, 2019, James E. Stueve has resigned from the Board of Trustees. Accordingly, all references to James E. Stueve are hereby removed from the SAI.